Exhibit 10.11

BUSINESS OPERATION AGREEMENT

This Business Operation Agreement (the “Agreement”) is entered into by and among the following parties (the “Parties”) on June 30, 2017 in Shanghai, the People’s Republic of China (the “PRC”):

Party A-1: Shanghai Guangjian Information Technology Co., Ltd.

Registered Address: Room 23306-23308, Building 14, 498 Guo Shou Jing Road, China (Shanghai) Pilot Free Trade Zone

Legal Representative: ZHANG Jun

Party A-2: Shanghai Shanghu Information Technology Co., Ltd.

Registered address: Floor 2 (Building 19-G1), No. 20, Lane 999, Dangui Road, Pudong New District, Shanghai

Legal Representative: HU Honghui

Party B: Beijing Paipairongxin Investment Consulting Co., Ltd.

Registered Address: Room 6339, Floor 6, Haiyu Shangmao Building, 46 Fucheng Road, Haidian District, Beijing

Legal Representative: GU Shaofeng

Party C:

Name: GU Shaofeng

ID Card No.: ******************

Domicile: ***, Pudong New Area, Shanghai

Name: HU Honghui

ID Card No.: ******************

Domicile: ***, Zhabei District, Shanghai

Name: LI Tiezheng

ID Card No.: ******************

Registered Address: ***, Minhang District, Shanghai

Name: LUO Wei

ID Card No.: ******************

Domicile: ***, Chaoyang District, Beijing

Name: ZHANG Jun

ID Card No.: ******************

Domicile: ***, Putuo District, Shanghai

Party D: Beijing Prosper Investment Consulting Co., Ltd.

Registered Address: Room 1622A, Building 3, 3 Xi Jing Road, Badachu High-tech Park, Shijingshan District, Beijing

Legal Representative: GU Shaofeng

WHEREAS:

1.	Party A-1 is a wholly foreign-owned enterprise duly incorporated and validly existing in the PRC; Party A-2 is a limited liability company duly incorporated in the PRC and a wholly-owned subsidiary of Party A-1. Party A-1 and Party A-2 are collectively referred as “Party A”.

2.	Party B is a limited liability company duly incorporated in the PRC;

3.	Party D is a wholly foreign-owned enterprise duly incorporated and validly existing in the PRC;

4.	Party A and Party B have established business relationships by execution of a certain Exclusive Technology Consulting and Service Agreement dated June 30, 2017, and Party B shall pay various amounts to Party A thereunder, and therefore the daily operating activities of Party B shall have material effect on its ability to pay the corresponding amounts to Party A;

5.	Each of Party C is a shareholder of Party B, with GU Shaofeng, HU Honghui, LI Tiezheng, LUO Wei and ZHANG Jun holding 59.37%, 11.26%, 4.21%, 13.58% and 11.58%, respectively, of the equity interests of Party B;

6.	Party B, Party C and Party D have entered into a certain Restated Business Operation Agreement (the “Original Agreement”) dated January 23, 2014; and

7.	The Parties agree as follows through negotiations in respect of the operation and management of Party B’s businesses and this Agreement, upon signature by the Parties, shall supersede the Original Agreement and the Original Agreement shall cease to have any effect hereafter.

NOW, THEREFORE, based on amicable negotiations and the principles of equality and mutual benefits, the Parties hereby agree as follows:

1.	Obligations of not engaging in certain activities

In order to ensure Party B’s performance of the various agreements entered into with Party A and of the various obligations to Party A, Party B and Party C hereby acknowledge and agree that, unless with prior written consent from Party A or any other party designated by Party A, Party B will not engage in any transaction or conduct which may have material adverse effect on its assets, business, personnel, obligations, rights or business operations, including but not limited to the following:

1.1	carry out any activity exceeding its ordinary scope of business or operate its business in a manner which is not consistent with its past practice;

1.2	make any borrowing from any third party or undertake any liability unrelated to its ordinary course of business;

1.3	change or remove any of its directors or replace any member of its senior management;

1.4	sell to any third party or acquire or otherwise dispose of any assets or rights (including but not limited to any intellectual property rights) of an amount exceeding RMB50,000;

1.5	provide guarantee to any third party or create any encumbrance on its assets (including but not limited to any intellectual property rights);

1.6	amend its articles of association or change its business scope;

1.7	change its ordinary business procedures or modify any material internal rule and policy;

1.8	assign its rights and obligations under this Agreement to any third party;

1.9	make substantial adjustment to its business model, marketing strategies, operation policies or client relations; or

1.10	make bonus or dividend distribution in any manner.

2.	Operation Management and Personnel Arrangement

2.1	Party B and Party C hereby agree to accept and strictly follow, to the extent permitted by laws and regulations, and local regulations, advices and instructions provided by Party A from time to time regarding recruitment and termination of its employees, its daily operation management and financial management systems.

2.2	Party B and Party C hereby agree and Party C shall elect or appoint any candidate designated by Party A to serve as director (or executive director) or supervisor of Party B in accordance with the procedures provided under the laws, regulations and its articles of association, and to procure the director so elected to elect the candidate recommended by Party A to serve as the chairman of its board of directors (if any), and to appoint the personnel designated by Party A to serve as the general manager, finance director and any other member of senior management of Party B.

2.3	If any such director or member of senior management designated by Party A is no longer employed by Party A for any reason (including without limitation voluntary resignation or termination of employment by Party A), they shall simultaneously become unqualified to hold any position in Party B. Under such circumstance, Party C shall immediately remove such person from his/her position in Party B and elect or employ any other person designated by Party A to hold such position.

2.4	For the purpose of Section 2.3 above, Party B and Party C shall go through all necessary internal and external procedures required by laws and regulations, the articles of association and the Agreement to complete the above removal and employment procedures.

2.5	Party C hereby agrees, upon execution of the Agreement, to sign the power of attorney in the form and substance of the Exhibit attached hereto, pursuant to which Party C shall irrevocably authorize any person designated by Party A to exercise shareholders’ rights on their behalf and to exercise all voting rights to which the shareholders are entitled at Party B’s shareholders’ meeting in the name of the shareholders of Party B. Party C further agrees that they will replace the person so designated in such power of attorney at the request of Party A at any time.

3.	Other Covenants

3.1	In the event of termination or expiration of any agreement entered into by and between Party A and Party B, Party A shall have the right to decide whether or not to terminate all agreements between Party A and Party B, including but not limited to the Exclusive Technology Consulting and Service Agreement.

3.2	Considering that Party A and Party B have established a business relationship through the signing of the agreements, including the Exclusive Technology Consulting and Service Agreement, Party B’s daily operating activities shall have material effect on its ability to pay the corresponding amounts to Party A. Party C agrees that subject to Section 1 of this Agreement, any bonus or dividend distribution or any other income or interests (in any form whatsoever) received from Party B as Party B’s shareholder, shall be unconditionally paid to Party A or transferred to Party A without consideration, and Party C shall provide all documents or take all necessary actions to effect such payment or transfer at the request of Party A.

4.	Termination of the Original Agreement

The Parties agree that the Original Agreement will be replaced by this Agreement in its entirety and all arrangements regarding operation and management of Party B’s business shall be governed by this Agreement. The Original Agreement shall be terminated as of the date of this Agreement.

5.	Entire Agreements and Amendments

5.1	This Agreement and all agreements and/or documents referred to hereby or explicitly included herein shall constitute all agreements of the Parties on the subject matter of this Agreement and supersede all previous oral and written agreements, contracts, understandings and communications of the Parties on the subject matter hereof.

5.2	Any amendment to this Agreement shall not be valid without written agreement signed by the Parties. Any amendment and supplement to this Agreement duly signed by the Parties shall be an integral part of and have the same effect as this Agreement.

6.	Governing Law

This Agreement shall be governed by and construed in accordance with the PRC laws.

7.	Dispute Resolution

7.1	In case of any dispute arising among the Parties hereto with respect to the interpretation and performance of the terms hereunder, the Parties shall settle such dispute in good faith through negotiations. If such negotiations fail, any Party may submit such dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The arbitration shall take place in Shanghai and the language to be used in the arbitration shall be Chinese. The arbitration award shall be final and binding on the Parties. This Section 7.1 shall survive the termination or expiration of this Agreement.

7.2	Except for the matters in dispute, the Parties shall continue to perform their respective obligations in good faith in accordance with the terms of this Agreement.

8.	Notice

All notices given by any Party in connection with the performance of this Agreement shall be made in writing and delivered in person, or by registered mail, postage prepaid mail, generally accepted courier service or facsimile to the following addresses of the relevant Party or Parties:

If to Party A-1: Shanghai Guangjian Information Technology Co., Ltd.

Address: 1/F, Building 8, 498 Guo Shou Jing Road, Pudong New District, Shanghai

Telephone: 021-51870819

Attention: ZHANG Jun

If to Party A-2: Shanghai Shanghu Information Technology Co., Ltd.

Address: 1/F, Building 8, 498 Guo Shou Jing Road, Pudong New District, Shanghai

Telephone: 021-51870819

Attention: ZHANG Jun

If to Party B: Beijing Paipairongxin Investment Consulting Co., Ltd.

Address: 1/F, Building 8, 498 Guo Shou Jing Road, Pudong New Area, Shanghai

Telephone: 021-51870819

Attention: ZHANG Jun

If to Party C:

GU Shaofeng, LI Tiezheng, HU Honghui, LUO Wei, ZHANG Jun

Address: 1/F, Building 8, 498 Guo Shou Jing Road, Pudong New Area, Shanghai

Telephone: 021-51870819

Attention: ZHANG Jun

If to Party D: Beijing Prosper Investment Consulting Co., Ltd.

Address: 1/F, Building 8, 498 Guo Shou Jing Road, Pudong New District, Shanghai

Telephone: 021-51870819

Attention: ZHANG Jun

9.	Effectiveness, Term and Miscellaneous

9.1	Any written consent, recommendation, appointment of Party A referred to in this Agreement and any other decision of Party A which has material effect on Party B’s ordinary course of business shall be made by the executive director/board of directors of Party A.

9.2	This Agreement is signed by the Parties and shall become effective on the date first set forth above. Unless terminated in advance by Party A, this Agreement shall remain valid until the dissolution of Party B in accordance with the PRC law. Prior to the expiration of this Agreement, upon request by Party A, the Parties shall extend the term of this Agreement, and enter into a separate business operation agreement or continue to perform this Agreement in accordance with Party A’s request.

9.3	Neither Party B nor Party C may terminate this Agreement during the term of this Agreement. Party A may terminate this Agreement at any time with written notice to Party B and its shareholders thirty (30) days in advance.

9.4	The Parties hereby acknowledge that this Agreement is a fair and reasonable agreement by the Parties on the basis of equality and mutual benefits. If any terms and conditions of this Agreement are deemed illegal or unenforceable under applicable laws, such terms and conditions shall be deemed to have been deleted from this Agreement and cease to have any effect, and the remainder of this Agreement shall continue to be effective as if such terms and conditions have never been included herein. The Parties shall replace the terms and conditions deemed to have been deleted with legal and valid terms and conditions acceptable to the Parties through negotiations.

9.5	Failure to exercise any right, power or privilege hereunder by any Party shall not operate as waiver of such right, power or privilege by such Party. Any specific or partial exercise of any right, power or privilege shall not preclude exercise of any other rights, powers or privileges.

9.6	This Agreement is written in Chinese in four (4) counterparts, , with each of Party A, Party B, Party C and Party C holding one thereof.

IN WITNESS THEREOF the Parties have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

(No text below in this page)

(Signature page of the Business Operation Agreement)

Party A-1: Shanghai Guangjian Information Technology Co., Ltd. (Seal)

/s/ ZHANG Jun

Legal or Authorized Representative

/s/ Seal of Shanghai Guangjian Information Technology Co., Ltd.

Party A-2: Shanghai Shanghu Information Technology Co., Ltd. (Seal)

/s/ HU Honghui

Legal or Authorized Representative

/s/ Seal of Shanghai Shanghu Information Technology Co., Ltd.

Party B: Beijing Paipairongxin Investment Consulting Co., Ltd. (Seal)

/s/ GU Shaofeng

Legal or Authorized Representative

/s/ Seal of Beijing Paipairongxin Investment Consulting Co., Ltd.

Party C:

/s/ GU Shaofeng

/s/ LI Tiezheng

/s/ HU Honghui

/s/ LUO Wei

/s/ ZHANG Jun

Party D: Beijing Prosper Investment Consulting Co., Ltd. (Seal)

/s/ GU Shaofeng

Legal or Authorized Representative

/s/ Seal of Beijing Prosper Investment Consulting Co., Ltd.

Exhibit

Irrevocable Power of Attorney

Each of the following parties hereby acknowledges that, for the purpose of performing certain obligations as shareholder (the “Authorizing Person”) of Beijing Paipairongxin Investment Consulting Co., Ltd. (the “Company”), each Authorizing Person hereby authorizes and executes this irrevocable power of attorney (the “Power of Attorney’):

Name: GU Shaofeng

ID Card No.: ******************

Domicile: ***, Pudong New Area, Shanghai

Name: HU Honghui

ID Card No.: ******************

Domicile: ***, Zhabei District, Shanghai

Name: LI Tiezheng

ID Card No.: ******************

Registered Address: ***, Minhang District, Shanghai

Name: LUO Wei

ID Card No.: ******************

Domicile: No. 2, A-14 Jiu Xian Qiao Road, Chaoyang District, Beijing

Name: ZHANG Jun

ID Card No.: ******************

Domicile: ***, Putuo District, Shanghai

(Collectively, the “Authorizing Persons”)

Each of the Authorizing Persons hereby irrevocably authorizes, to the maximum extent permitted by law, Beijing Prosper Investment Consulting Co., Ltd. (the “WFOE”) or any person or authorized representative designated by the WFOE (the “Authorized Person’) with full power and authority to exercise on behalf of the Authorizing Person all shareholder’s rights entitled to the Authorizing Person in connection with his/her holding of the Company’s voting shares (the “Equity”), including without limitation (1) to propose convention of shareholders meeting and receive any notice regarding convention of shareholders meeting and procedures thereof; (2) to attend shareholders meeting of the Company and sign relevant resolutions on behalf of the Authorizing Person; (3) to exercise all shareholder’s rights entitled to the Authorizing Person under the law and the articles of association of the Company, including without limitation voting right, the right to sell, transfer, pledge or dispose of all or any part of the Equity held by the Authorizing Person and the right to decide matters regarding, among others, dividend distribution; and (4) to designate and appoint, as the authorized representative of the Authorizing Person, the chairman, director, supervisor, general manager, financial director and other senior management member of the Company.

Any and all power of attorneys relating to the Equity issued by each of the Authorizing Persons prior to the date hereof are hereby irrevocably revoked, and each of the Authorizing Persons hereby warrants that he/she will not issue any other power of attorney relating to the Equity. This Power of Attorney and any power, right or interest authorized hereunder in connection with the Equity are irrevocable.

Unless otherwise provided hereunder, the Authorized Person may act at its own discretion in connection with the Equity held by the Authorizing Persons without any oral or written instruction from the Authorizing Persons. All actions made and documents signed by the Authorized Person in connection with the Equity held by each of the Authorizing Persons shall be deemed as if such actions are made and documents are signed by the Authorizing Person and are irrevocably acknowledged by the Authorizing Person. The Authorized Person shall also have the right to delegate the rights authorized hereunder to any person or entity designated by the executive director/board of directors of the WFOE.

This Power of Attorney shall be effective for a term of ten years starting from the execution of this Power of Attorney, unless the Business Operation Agreement made by and among the Company, the Authorized Person and the Authorizing Persons is early terminated for any reason. Upon expiry of the term of this Power of Attorney and at the request of the Authorized Person, each of the Authorizing Persons will extend the term of this Power of Attorney requested by the Authorized Person.

This Power of Attorney shall be binding upon all senior management, directors, agents, assigns, and successors of the Authorizing Persons.

IN WITNESS THEREOF, the Authorizing Persons cause this Power of Attorney to be signed on June 30, 2017.

(No text below in this page)

(Signature page of the Irrevocable Power of Attorney)

Authorizing Persons

/s/ GU Shaofeng

/s/ LI Tiezheng

/s/ HU Honghui

/s/ LUO Wei

/s/ ZHANG Jun

Authorized Person

Shanghai Guangjian Information Technology Co., Ltd.

By:	/s/ ZHANG Jun
Name: ZHANG Jun

Title: Authorized Representative

/s/ Seal of Shanghai Guangjian Information Technology Co., Ltd.